UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 12, 2018

SANTA FE GOLD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20430	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

P O Box 25201
Albuquerque, NM 87125
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

( ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01  Entry Into a Material Definitive Agreement

Pursuant to a stock purchase agreement dated August 2017, the Company acquired all the capital stock of Bullard’s Peak Corporation (which owns five patented claims and 82 unpatented claims in the Black Hawk district of New Mexico) from Black Hawk Consolidated Mines Company for a purchase price of $3,000,000, of which $450,365 remains due and payable as of the date hereof and the capital stock of Bullard’s Peak Corporation and the mining claims collateralize the full purchase price payment.  Additionally, the Company granted the seller a 2% net smelter return in perpetuity.  The net smelter return is the greater of (i) all monies the Company receives for or from any and all ore removed from the property comprising the mining claims whether for exploration, mining operations or any other reason, and (ii) the fair market value of removed ore from the property comprising the mining claims.  Title to the claims will be transferred upon receipt by seller of the full purchase price.  In August 2018, the Company was informed that the seller terminated the stock purchase agreement.  Pursuant to an amendment to the stock purchase agreement dated October 12, 2018, that became effective on October 15, 2018, the Company paid seller $100,000 and the seller rescinded the August 2018 election to terminate the stock purchase agreement and waived all then existing events of default and any additional interest, late fees, and other damage claims due to the Company’s prior breaches of the stock purchase agreement.  The balance of the purchase price of $450,365 (which includes $50,365 of expenses that the Company agreed to reimburse seller) shall be paid as follows: (i) $100,000 on or before October 31, 2018, (ii) $100,000 on or before November 30, 2018, and (iii) $250,365 on or before December 31, 2018.  If any payment is not timely paid, all rights of the Company under the stock purchase agreement shall become automatically null and void and seller shall retain all monies paid as liquidated damages for the Company’s breach, and seller shall have no further obligations to the Company, including but not limited to, any obligation to transfer the capital stock of Bullard’s Peak Corporation to the Company pursuant to the terms of the stock purchase agreement.

Item 8.01 of the Current Report on Form 8-K dated October 12, 2018 contains a discussion of the above-referenced property and mining claims.

Item 9.01 Financial Statements and Exhibits

The following exhibits are to be filed as part of this Form 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT
10.1	Stock Purchase Agreement dated August 18, 2017 by and between Santa Fe Aquisitions, LLC, Bullard’s Peak Corporation, and Black Hawk Consolidated Mines Company
10.2	Amendment No. 1 to Stock Purchase Agreement by and between Santa Fe Aquisitions, LLC, Bullard’s Peak Corporation, and Black Hawk Consolidated Mines Company
10.3	Amendment No. 2 to Stock Purchase Agreement by and between Santa Fe Aquisitions, LLC, Bullard’s Peak Corporation, and Black Hawk Consolidated Mines Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: October 17, 2018	/s/ Frank Mueller
Frank Mueller
Chief Financial Officer